Filed pursuant to Rule 424(b)(3)

Registration Statements No. 333-130029

PROSPECTUS SUPPLEMENT NO. 10

(TO PROSPECTUS DATED MARCH 16, 2006)

Up to 48,543,615 shares

Telzuit Medical Technologies, Inc.

Common Stock

This prospectus supplement amends the prospectus dated March 16, 2006 (together, the “Prospectus”) relating to the offer and sale from time to time by certain selling stockholders of up to 48,543,615 shares of our common stock, par value $0.001 per share, consisting of:

•	29,103,161 common shares outstanding, of which 24,853,749 have been distributed by Telzuit Technologies, LLC to its members in accordance with the Prospectus;

•	7,014,489 common shares issuable by the Company with respect to the prospective conversion of 4,208,694 shares of Series A Convertible Preferred Stock held by the selling shareholders and convertible at the election of the holders of the Series A Convertible Preferred Stock*;

•	9,787,705 common shares issuable by the Company with respect to the prospective exercise of 9,787,705 common share purchase warrants held by the selling shareholders;

•	816,524 common shares issued by the registrant as a dividend payable in kind in satisfaction of dividends accrued on Series A Convertible Preferred Stock through August 19, 2006;

•	1,484,236 common shares underlying Class B common stock purchase warrants incurred as a penalty by the Company for its failure to file and have declared effective the SB-2 Registration Statement within the specified time requirements set forth in the Securities Purchase Agreement. The SB-2 was declared effective by the SEC on March 16, 2006, and this amount represents the total amount of common stock purchase warrants incurred as a penalty; and

•	337,500 shares of Common Stock which the Company is contractually obligated to register.

*	In connection with the Company’s May 26, 2006 Debenture Offering, one holder of Series A Convertible Preferred Stock exercised a “Most Favored Nations” contract right in the Investor Rights Agreement dated June 22, 2005. As a result, 805,410 shares of Series A Convertible Preferred Stock were exchanged for a 10% Senior Secured Convertible Debenture having a principal balance equal to $837,635, and related Class C Common Stock Purchase Warrants and Class D Common Stock Purchase Warrants. Accordingly, the amount of common shares issuable by the Company with respect to the prospective conversion of Series A Convertible Preferred Stock no longer reflects 1,342,351 shares of common stock formerly issuable upon conversion of the 805,410 cancelled shares of Series A Convertible Preferred Stock. Other than as set forth in the preceding sentence, all amounts assume that no holders of Series A Convertible Preferred Stock have converted into common stock since acquiring the securities.

This prospectus further supplements the Prospectus to amend references throughout the Prospectus to the amounts of common stock registered, as detailed above.

We will not receive any proceeds from the sale of the shares, but we may receive proceeds from the cash exercise of the warrants prior to those sales, which proceeds would be used for general corporate purposes. Please see “Selling Stockholders” and “Plan of Distribution” in the Prospectus for information about the selling stockholders and the manner of offering of the common stock. The selling stockholders and any broker-dealers who may participate in sales of the shares may use this prospectus supplement.

This prospectus supplement should be read in conjunction with, and may not be delivered or utilized without, the Prospectus, and this prospectus supplement is qualified by reference to the Prospectus, except to the extent that information provided by this prospectus supplement supersedes the information contained in the Prospectus.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus supplement is October 30, 2006.

SELLING STOCKHOLDERS

The table of selling stockholders and related footnotes in the “Selling Stockholders” section of the Prospectus setting forth information on the ownership of shares of our common stock beneficially owned and offered under the Prospectus is amended and restated as set forth below. The table further sets forth (i) the name of each Selling Stockholder who is offering the resale of shares of common stock, (ii) the number of shares of common stock that may be sold in this offering; (iii) the number of shares of common stock to be beneficially owned by each Selling Stockholder after the completion of this offering assuming the sale of all of the shares of the common stock offered by each Selling Stockholder; and (iv) if one (1%) percent or more, the percentage of outstanding shares of common stock to be beneficially owned by each Selling Stockholder after the completion of this offering assuming the sale of all of the shares of common stock offered by each Selling Stockholder. Except as noted below, none of the Selling Stockholders have had any position, office, or other material relationship with us or any of our predecessors or affiliates within the past three years.

The Selling Stockholders are offering, by this prospectus, as of the date of this prospectus, as indicated in the following table, an aggregate of 48,543,615 shares of our Common Stock, as follows:

•	29,103,161 common shares outstanding, of which 24,853,749 have been distributed by Telzuit Technologies, LLC to its members in accordance with the Prospectus;

•	7,014,489 common shares issuable by the Company with respect to the prospective conversion of 4,208,694 shares of Series A Convertible Preferred Stock held by the selling shareholders and convertible at the election of the holders of the Series A Convertible Preferred Stock;

•	9,787,705 common shares issuable by the Company with respect to the prospective exercise of 9,787,705 common share purchase warrants held by the selling shareholders;

•	816,524 common shares issued by the registrant as a dividend payable in kind in satisfaction of dividends accrued on Series A Convertible Preferred Stock through August 19, 2006;

•	1,484,236 common shares underlying Class B common stock purchase warrants incurred as a penalty by the Company for its failure to file and have declared effective the SB-2 Registration Statement within the specified time requirements set forth in the Securities Purchase Agreement. The SB-2 was declared effective by the SEC on March 16, 2006, and this amount represents the total amount of common stock purchase warrants incurred as a penalty; and

•	337,500 shares of Common Stock which the Company is contractually obligated to register.

In connection with the Company’s May 26, 2006 Debenture Offering, one holder of Series A Convertible Preferred Stock exercised a “Most Favored Nations” contract right in the Investor Rights Agreement dated June 22, 2005. As a result, 805,410 shares of Series A Convertible Preferred Stock were exchanged for a 10% Senior Secured Convertible Debenture having a principal balance equal to $837,635, and related Class C Common Stock Purchase Warrants and Class D Common Stock Purchase Warrants. Accordingly, the amount of Common Shares issuable by the Company with respect to the prospective conversion of Series A Convertible Preferred Common Stock no longer reflects 1,342,351 shares of Common Stock formerly issuable upon conversion of the 805,410 cancelled shares of Series A Convertible Preferred Stock. Other than as set forth in the preceding sentence, the amounts assume that no holders of Series A Convertible Preferred Stock have converted into Common Stock since acquiring the securities.

TABLE OF SELLING STOCKHOLDERS

Name of Selling Stockholder	Securities Owned By Selling Stockholders Prior to Offering (1, 2)					Securities Being Offered By Selling Stockholders				Securities Beneficially Owned By Selling Stockholders After the Offering (2)(3)
	Common Stock		Common Stock issuable upon conversion of Series A Convertible Preferred Stock	Common Stock issuable upon exercise of Warrants and Options		Common Stock		Common Stock issuable upon conversion or exercise of derivative securities		Common Stock to be Beneficially Owned After Offering	Percentage Assuming All Shares Offered are Sold(3)
	(a)		(b)	(c)		(d)		(e)		(f)	(g)
John A. Martin and Barbara Martin, JTWROS	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
John Martin	20,000	(23)	0	0		20,000	(23)	0		0	*
Daniel P. Schiavone Sr.	98,247	(22)	300,000	354,000	(4)	98,247	(22)	654,000	(5)	0	*
Daniel & Deborah Schiavone	130,000	(23)	0	0		130,000	(23)	0		0	*
Sean O’ Boyle and Katherine O’ Boyle, JTWROS	7,848	(21)	83,333	98,334	(4)	7,848	(21)	181,667	(5)	0	*
Mark Wimmer	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Edward F. O’Boyle & Mariann O’Boyle, JTWROS	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
C. James Beil & Roseann Beil	16,425	(22)	41,667	49,167	(4)	16,425	(22)	90,834	(5)	0	*
Eugene M. Geister	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Eugene M. & Janet Geister	7,000	(23)	0	0		7,000	(23)	0		0	*
Wissam E. Khoury	5,563	(22)	20,833	24,584	(4)	5,563	(22)	45,417	(5)	0	*
Michael T. O’Reilly	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Anthony Gioppo	11,963	(22)	20,833	24,584	(4)	11,963	(22)	45,417	(5)	0	*
Thomas N. Detesco & Gloria J. Detesco	7,848	(21)	83,333	98,334	(4)	7,848	(21)	181,667	(5)	0	*
Thomas N. DeTesco	10,000	(23)	0	0		10,000	(23)	0		0	*
Joseph A. Santon & Irene Santon	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Randy Spano	20,886	(22)	62,500	73,750	(4)	20,886	(22)	136,250	(5)	0	*
Jeffrey E. Parks & Patricia D. Parks	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Mitchell J. Barrock & Nancy J. Barrock	21,884	(22)	20,000	23,600	(4)	21,884	(22)	43,600	(5)	0	*
Dolores Barrock	1,884	(21)	20,000	23,600	(4)	1,884	(21)	43,600	(5)	0	*
John A. Bush and Debra Bush	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Charles P. Sammarone	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Joseph R. McShannic	20,785	(22)	8,333	9,834	(4)	20,785	(22)	18,167	(5)	0	*
Rose M. McShannic	10,393	(22)	4,167	4,917	(4)	10,393	(22)	9,084	(5)	0	*
John Alan Fink & Deborah L. Owens	1,735	(21)	18,417	21,731	(4)	1,735	(21)	40,149	(5)	0	*
John Fink	10,000	(23)	0	0		10,000	(23)	0		0	*
Mark A. Bissell	629	(21)	6,667	7,867	(4)	629	(21)	14,534	(5)	0	*
Daniel P. Clayton	11,178	(22)	12,500	14,750	(4)	11,178	(22)	27,250	(5)	0	*
Thomas C. Pfennigwerth	1,178	(21)	12,500	14,750	(4)	1,178	(21)	27,250	(5)	0	*
Thomas and Wendy Pfennigwerth	6,375	(23)	0	0		6,375	(23)	0		0	*
George J. Beshara	16,963	(22)	20,833	24,584	(4)	16,963	(22)	45,417	(5)	0	*
Brenda M. Gioppo and Eugene Gioppo, JTWROS	14,563	(22)	20,833	24,584	(4)	14,563	(22)	45,417	(5)	0	*
Robert J. Lidle and Thalia N. Lidle, JTWROS	13,925	(22)	41,667	49,167	(4)	13,925	(22)	90,834	(5)	0	*
David M. Dudash	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
Susanne Leone	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
William T. Leone II & Susanne Leone	5,000	(23)	0	0		5,000	(23)	0		0	*
June Barker	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
Kevin Atkinson & Jean Atkinson	59,963	(22)	20,833	24,584	(4)	59,963	(22)	45,417	(5)	0	*
Edward M. Sferra, Jr.	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
Edward M. Sferra	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
Chip T. Adams	38,925	(22)	41,667	49,167	(4)	38,925	(22)	90,834	(5)	0	*
Frank and Melissa Sferra	13,296	(22)	35,000	41,300	(4)	13,296	(22)	76,300	(5)	0	*
Patrick Lamontagne and Terri A. Lamontagne, JTWROS	21,064	(22)	117,500	138,650	(4)	21,064	(22)	256,150	(5)	0	*
Paul W. Bates	1,257	(21)	13,333	15,734	(4)	1,257	(21)	29,067	(5)	0	*
Paul W. & Maeo Bates	4,000	(23)	0	0		4,000	(23)	0		0	*
Dan P. Santon and Mary Santon	117,143	(22)	80,000	94,400	(4)	117,143	(22)	174,400	(5)	0	*
Joseph E. Santon	21,963	(22)	20,833	24,584	(4)	21,963	(22)	45,417	(5)	0	*
Daniel J. Santon and Rita Santon	28,213	(22)	20,833	24,584	(4)	28,213	(22)	45,417	(5)	0	*
Scott R. Maroney	11,963	(22)	20,833	24,584	(4)	11,963	(22)	45,417	(5)	0	*
James and Loraine DiCioccio	102,533	(22)	80,000	94,400	(4)	102,533	(22)	174,400	(5)	0	*
Michael Dudash	9,963	(22)	20,833	24,584	(4)	9,963	(22)	45,417	(5)	0	*
Manuel Rubin	11,570	(22)	16,667	19,667	(4)	11,570	(22)	36,334	(5)	0	*
Brian A. Sturgeon	33,925	(22)	41,667	49,167	(4)	33,925	(22)	90,834	(5)	0	*
Dominic Perry	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
Todd R. Hogan	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Florence Sheesley	20,767	(22)	40,000	47,200	(4)	20,767	(22)	87,200	(5)	0	*
Joseph J. Sylvester, Sr.	1,884	(21)	20,000	23,600	(4)	1,884	(21)	43,600	(5)	0	*
Bert Tellers	7,848	(21)	83,333	98,334	(4)	7,848	(21)	181,667	(5)	0	*
Bert & Luci Tellers	4,000	(23)	0	0		4,000	(23)	0		0	*
Robert T. Maroney & Deborah B. Maroney, JTWROS	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
Robert Maroney	20,000	(23)	0	0		20,000	(23)	0		0	*
Deborah Maroney	10,000	(23)	0	0		10,000	(23)	0		0	*
Martin L. Cyphers	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Martin L. & Donna Cyphers	10,000	(23)	0	0		10,000	(23)	0		0	*
Robert F. Maroney	21,963	(22)	20,833	24,584	(4)	21,963	(22)	45,417	(5)	0	*
Stephen And Elizabeth A. Patrick	26,463	(22)	20,833	24,584	(4)	26,463	(22)	45,417	(5)	0	*
Robert J. Lindeman	27,355	(22)	25,000	29,500	(4)	27,355	(22)	54,500	(5)	0	*
Cyrus Loncorich	90,925	(22)	41,667	49,167	(4)	90,925	(22)	90,834	(5)	0	*
Gerald A. Kernan & Teresa Kernan	38,925	(22)	41,667	49,167	(4)	38,925	(22)	90,834	(5)	0	*
Patricia M. Sgambati	52,261	(22)	24,000	28,320	(4)	52,261	(22)	52,320	(5)	0	*
Anthony and Tracey Sgambati	8,100	(23)	0	0		8,100	(23)	0		0	*
Anthony Sgambati	198,000	(23)	0	0		198,000	(23)	0		0	*
Wayne P. Burick	21,771	(22)	125,000	147,500	(4)	21,771	(22)	272,500	(5)	0	*
Joseph Shamla	2,920	(21)	31,000	36,580	(4)	2,920	(21)	67,580	(5)	0	*
Robert Zenner	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Fred Freer	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
Lorene D. Richardson & Cleatous C. Richardson, JTWROS	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Thomas & Andrew A Detesco MD Inc., Thomas Detesco, as Trustee	15,694	(21)	166,667	196,667	(4)	15,694	(21)	363,334	(5)	0	*
William T. Leone & Andrea E. Leone	13,925	(22)	41,667	49,167	(4)	13,925	(22)	90,834	(5)	0	*
MLPF&S CUST FPO John A. Fink SEP FBO John A. Fink	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Todd Pierce	27,360	(22)	166,667	196,667	(4)	27,360	(22)	363,334	(5)	0	*
Connie L. Spuhler	3,963	(22)	20,833	24,584	(4)	3,963	(22)	45,417	(5)	0	*
William M. Zarbock	2,355	(21)	25,000	29,500	(4)	2,355	(21)	54,500	(5)	0	*
Brandon Gott	1,727	(21)	18,333	21,634	(4)	1,727	(21)	39,967	(5)	0	*
Gary Charlton	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Gary and Peggy Charlton	38,461	(23)	0	0		38,461	(23)	0		0	*
Donald and Jolene Spaude	33,925	(22)	41,667	49,167	(4)	33,925	(22)	90,834	(5)	0	*
Robert C. Heideman	98,825	(22)	30,000	35,400	(4)	98,825	(22)	65,400	(5)	0	*
Keith and Julie Waytashek	6,982	(22)	10,417	12,292	(4)	6,982	(22)	22,709	(5)	0	*
Alvin W. Santana	1,570	(21)	16,667	19,667	(4)	1,570	(21)	36,334	(5)	0	*
Dennis E. Dedo and Joanne M. Dedo	11,963	(21)	20,833	24,584	(4)	11,963	(22)	45,417	(5)	0	*
Arthur Bregman, M.D.	7,848	(21)	83,333	98,334	(4)	7,848	(21)	181,667	(5)	0	*
Clay P. Graham	3,140	(21)	33,333	39,334	(4)	3,140	(21)	72,667	(5)	0	*
Dennis and Rosemary Kuehl	16,963	(22)	20,833	24,584	(4)	16,963	(22)	45,417	(5)	0	*
Anthony J. Schiavone	2,355	(21)	25,000	29,500	(4)	2,355	(21)	54,500	(5)	0	*
Anthony P Isabel Schiavone	12,500	(23)	0	0		12,500	(23)	0		0	*
Gary F. and Nancy G. Krcil	21,140	(22)	33,333	39,334	(4)	21,140	(22)	72,667	(5)	0	*
Joseph S. Mensch	31,963	(22)	20,833	24,584	(4)	31,963	(22)	45,417	(5)	0	*
Dr. John N. Demetropoulos	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Steven J. MacDonald	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Patrick Schmidt and Tiffany Schmidt	1,570	(21)	16,667	19,667	(4)	1,570	(21)	36,334	(5)	0	*
Thomas M. Lodwick	5,366	(22)	30,417	35,892	(4)	5,366	(22)	66,309	(5)	0	*
Carmine D. D’Amico	53,925	(22)	41,667	49,167	(4)	53,925	(22)	90,834	(5)	0	*
Paul M. Pirko	472	(21)	5,000	5,900	(4)	472	(21)	10,900	(5)	0	*
Angela and Paul Pirko	10,000	(23)	0	0		10,000	(23)	0		0	*
Howard B. Bowen	51,963	(22)	20,833	24,584	(4)	51,963	(22)	45,417	(5)	0	*
J. Raymond Pierce	3,925	(21)	41,667	49,167	(4)	3,925	(21)	90,834	(5)	0	*
David DiTomasso	22,315	(22)	3,333	3,934	(4)	22,315	(22)	7,267	(5)	0	*
Rob Pierce	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
John S. Pierce	1,570	(21)	16,667	19,667	(4)	1,570	(21)	36,334	(5)	0	*
Double U Master Fund LP	31,387	(21)	333,333	433,334	(4)	31,387	(21)	766,667	(5)	0	*
John F. Boos	3,328	(21)	35,333	41,694	(4)	3,328	(21)	77,027	(5)	0	*
Karen Servin-Banach	4,176	(22)	23,100	27,258	(4)	4,176	(22)	50,358	(5)	0	*
Muhammad H. Farooqi	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Daniel A Garrett	1,257	(21)	13,333	15,734	(4)	1,257	(21)	29,067	(5)	0	*
Vicis Capital Master Fund, by Vicis Capital, LLC	0		0	983,334	(4)	0		983,334	(5)	0	*
Monarch Capital Fund, LTD	31,387	(21)	333,333	393,334	(4)	31,387	(21)	726,667	(5)	0	*
Harborview Master Fund LP	15,694	(21)	166,667	196,667	(4)	15,694	(21)	363,334	(5)	0	*
Richard Cohen	1,963	(21)	20,833	24,584	(4)	1,963	(21)	45,417	(5)	0	*
Donald J. Jeffares	1,178	(21)	12,500	14,750	(4)	1,178	(21)	27,250	(5)	0	*
Hans Christian Beyer and Gloria P. Beyer	620	(21)	6,363	10,634	(6)	620	(21)	16,997	(7)	0	*
Joseph J. Jacob	1,239	(21)	12,727	21,268	(6)	1,239	(21)	33,995	(7)	0	*
Norm Dean	2,477	(21)	25,452	42,533	(6)	2,477	(21)	67,985	(7)	0	*
Jess G. Tucker	1,239	(21)	12,727	21,268	(6)	1,239	(21)	33,995	(7)	0	*
James C. McGusty, Jr.	12,380	(21)	127,255	218,911	(6)	12,380	(21)	346,166	(7)	0	*
Edwin A. McGusty	12,380	(21)	127,255	212,661	(6)	12,380	(21)	339,916	(7)	0	*
Edwin A. McGusty (additional)	12,380		127,255	218,911	(6)	12,380		346,166	(7)	0	*
Pinnacle Investment Properties Inc. Retirement Plan & Trust	37,139	(21)	381,763	637,981	(6)	37,139	(21)	1,019,744	(7)	0	*
Vicis Capital Master Fund	0		509,017	1,683,974	(6)	0		2,192,991	(7)	0	*
Focus Tech Investments, Inc.	1,239	(21)	12,727	21,268	(6)	1,239	(21)	33,995	(7)	0	*
Chris Phillips	3,096	(21)	31,815	53,167	(6)	3,096	(21)	84,982	(7)	0	*
Scott W. Phillips	6,191	(21)	63,628	106,332	(6)	6,191	(21)	169,960	(7)	0	*
Mario Scarpa	1,239	(21)	12,727	21,268	(6)	1,239	(21)	33,995	(7)	0	*
Russell G. Johannsen and Christopher P. Burdekin (JTWROS)	6,191	(21)	63,628	106,332	(6)	6,191	(21)	169,960	(7)	0	*
Mark A. Bissell	3,096	(21)	31,815	61,079	(6)	3,096	(21)	92,894	(7)	0	*
Cecilia L. Vosch and David L. Vosch (JTWROS)	3,962	(21)	40,722	68,052	(6)	3,962	(21)	108,774	(7)	0	*
M. Lewis Temares and Louise Delphus Temares (JTWROS)	3,096	(21)	31,815	53,167	(6)	3,096	(21)	84,982	(7)	0	*
Molly Thompson and Wendell Thompson	6,191	(21)	63,628	106,332	(6)	6,191	(21)	169,960	(7)	0	*
James M. Donnelly	3,096	(21)	31,815	53,167	(6)	3,096	(21)	84,982	(7)	0	*
Shawn J. Tolan	6,191	(21)	63,628	106,332	(6)	6,191	(21)	169,960	(7)	0	*
Garret Reed and Gloria Reed (JTWROS)	6,191	(21)	63,628	100,606	(6)	6,191	(21)	164,234	(7)	0	*
John A. Bush and Debra C. Bush	1,549	(21)	15,908	56,008	(6)	1,549	(21)	71,916	(7)	0	*
Resort Consulting Services, LLC	6,191	(21)	63,628	106,332	(6)	6,191	(21)	169,960	(7)	0	*
William A. Kish, Jr.	3,096	(21)	31,815	53,167	(6)	3,096	(21)	84,982	(7)	0	*
James B. Edwards and Laura A. Edwards (JTWROS)	6,191	(21)	63,628	106,332	(6)	6,191	(21)	169,960	(7)	0	*
Robyn L. Duckworth and David W. Duckworth	21,665	(21)	190,880	318,988	(6)	21,665	(21)	589,123	(7)	0	*
Nancy A. Moomey	6,191	(21)	95,443	159,499	(6)	6,191	(21)	175,687	(7)	0	*
Robert J. James	12,380	(21)	127,255	212,661	(6)	12,380	(21)	339,916	(7)	0	*
Shahid Din	3,715	(21)	38,177	63,799	(6)	3,715	(21)	101,976	(7)	0	*
Lisa V. Moore	3,096	(21)	31,815	53,167	(6)	3,096	(21)	84,982	(7)	0	*
Martin Tolan	6,191	(21)	63,628	106,332	(6)	6,191	(21)	169,960	(7)	0	*
Nite Capital, LP	12,380	(21)	127,255	212,661	(6)	12,380	(21)	339,916	(7)	0	*
Angelo Pignatelli	785	(21)	8,333	9,833		785	(21)	18,166		0	*
Angelo & Lillian Pignatelli	5,000	(23)	0	0		5,000	(23)	0		0	*
Karen Miller	7,893	(22)	4,167	4,917		7,893	(22)	9,084		0	*
Jackie Miller	3,737	(22)	2,500	2,950		3,737	(22)	5,450		0	*
Frank Saunders	472	(21)	5,000	5,900		472	(21)	10,900		0	*
Sam DeMatteo	942	(21)	10,000	11,800		942	(21)	21,800		0	*
Delphina Williams	629	(21)	6,667	7,867		629	(21)	14,534		0	*
James Roseberry	132,784		0	0		132,784		0		0	*
Edwin McGusty	50,000		0	0		50,000		0		0	*
FAMALOM, LLC	577,502		0	42,750	(8)	577,502		42,750	(8)	0	*
Decembra Diamond	461,958		0	0		461,958		0		0	*
Daedalus Consulting, Inc.	48,337		0	25,000	(9)	48,337		25,000	(9)	0	*
Richard Kreger	0		0	9,000	(10)	0		9,000	(10)	0	*
Midtown Partners & Co., LLC	20,390		0	20,000	(11)	20,390		20,000	(11)	0	*
Robert Christian	463,868		0	20,000	(12)	463,868		20,000	(12)	0	*
Ray Martinez	0		0	142,500	(13)	0		142,500	(13)	0	*
Bruce Jordan	34,526		0	0		34,526		0		0	*
Joy Melton	28,762		0	0		28,762		0		0	*
Hans Beyer	45,000		0	0		45,000		0		0	*
Apogee Business Consultants, LLC	100,000		0	0		100,000		0		0	*
Telzuit Technologies, LLC(14)	1,638,927		0	0		1,638,927		0		0	*
ZTZ Trust	269,355		0	0		269,355		0		0	*
Omniscent Corp.	245,581		0	0		245,581		0		0	*
James P. & Sebnem Tolan	1,576,300	(15)	0	0		1,334,500	(23)	0		241,800	*
Don Sproat	1,920,500	(16)	0	0		1,700,000	(23)	0		220,500	*
Michael J. Vosch	6,208,100	(17)	0	0		6,172,000	(23)	0		36,100	*
Carole-Sue & Bradley D. Feagan	2,550,000	(18)	0	0		2,550,000	(23)	0		0	*
MidSouth Capital, Inc.	187,500		0	0		187,500	(19)	0		0	*
Business Consulting Group, Unlimited	150,000		0	0		150,000	(20)	0		0	*
William Goodall	16,000	(23)	0	0		16,000	(23)	0		0	*
Richard Perrino	5,000	(23)	0	0		5,000	(23)	0		0	*
Sam & Juanita Rokus	3,000	(23)	0	0		3,000	(23)	0		0	*
Bengt Gerborg	15,000	(23)	0	0		15,000	(23)	0		0	*
Robert Knox	12,000	(23)	0	0		12,000	(23)	0		0	*
Richard J Hopkins	20,000	(23)	0	0		20,000	(23)	0		0	*
Thomas Naughton	15,000	(23)	0	0		15,000	(23)	0		0	*
Steve & Kelly Macdonald	27,680	(23)	0	0		27,680	(23)	0		0	*
Chris Bernard	60,000	(23)	0	0		60,000	(23)	0		0	*
Curtis & Shirley Kroells	12,500	(23)	0	0		12,500	(23)	0		0	*
Leon J & Julie Kuehl	7,000	(23)	0	0		7,000	(23)	0		0	*
Michael J DePaul	8,000	(23)	0	0		8,000	(23)	0		0	*
Taylor Bowen	30,500	(23)	0	0		30,500	(23)	0		0	*
Elmer & Elaine Kroells	10,000	(23)	0	0		10,000	(23)	0		0	*
James Butler JR	2,500	(23)	0	0		2,500	(23)	0		0	*
Frank & Jewell Massuri	10,000	(23)	0	0		10,000	(23)	0		0	*
David Briggs	35,000	(23)	0	0		35,000	(23)	0		0	*
Ronald Berger	20,000	(23)	0	0		20,000	(23)	0		0	*
Richard E McCleary	100,000	(23)	0	0		100,000	(23)	0		0	*
Marjorie A. Austalosh	1,000	(23)	0	0		1,000	(23)	0		0	*
Renee Sferra	15,000	(23)	0	0		15,000	(23)	0		0	*
Danielle Clayton	1,500	(23)	0	0		1,500	(23)	0		0	*
Gene Clayton	10,000	(23)	0	0		10,000	(23)	0		0	*
Macy Clayton	1,500	(23)	0	0		1,500	(23)	0		0	*
Rick Clayton	10,000	(23)	0	0		10,000	(23)	0		0	*
Tim Clayton	10,000	(23)	0	0		10,000	(23)	0		0	*
Viv Clayton	1,500	(23)	0	0		1,500	(23)	0		0	*
Clayton Leasing LLC	20,000	(23)	0	0		20,000	(23)	0		0	*
James & Sandra MacDonald	17,700	(23)	0	0		17,700	(23)	0		0	*
Thoma Kalasky	10,000	(23)	0	0		10,000	(23)	0		0	*
Lisa Frankino	4,000	(23)	0	0		4,000	(23)	0		0	*
Steven Lukac	10,000	(23)	0	0		10,000	(23)	0		0	*
George Manger Jr.	20,000	(23)	0	0		20,000	(23)	0		0	*
Shane & Jody McCuskey	5,025	(23)	0	0		5,025	(23)	0		0	*
Stephen & Shirley McCuskey	207,000	(23)	0	0		207,000	(23)	0		0	*
Chad B. Garrett	482,000	(23)	0	0		482,000	(23)	0		0	*
John C. Allen	11,250	(23)	0	0		11,250	(23)	0		0	*
Ali Azarvan	1,506,334	(23)	0	0		1,506,334	(23)	0		0	*
Asad and Roghy Azarvan	76,000	(23)	0	0		76,000	(23)	0		0	*
John and Stacy Blasko	11,375	(23)	0	0		11,375	(23)	0		0	*
Richard Bleichner Jr.	1,000	(23)	0	0		1,000	(23)	0		0	*
Roger and Penelope Burns	15,001	(23)	0	0		15,001	(23)	0		0	*
Phillip and Patricia Butto III	29,000	(23)	0	0		29,000	(23)	0		0	*
Hugh Calkins	20,000	(23)	0	0		20,000	(23)	0		0	*
Denisa Cornelio	7,501	(23)	0	0		7,501	(23)	0		0	*
Ryan and Katherine Cover	3,000	(23)	0	0		3,000	(23)	0		0	*
Thomas Crawford	10,000	(23)	0	0		10,000	(23)	0		0	*
Dan and Barbara DeLisio	3,000	(23)	0	0		3,000	(23)	0		0	*
Mary DeLisio	12,250	(23)	0	0		12,250	(23)	0		0	*
Tim Donatelli	29,000	(23)	0	0		29,000	(23)	0		0	*
Joseph Favazzo	3,600	(23)	0	0		3,600	(23)	0		0	*
Carole Garchar	4,000	(23)	0	0		4,000	(23)	0		0	*
John Garchar	2,250	(23)	0	0		2,250	(23)	0		0	*
Mr. & Mrs. Dave Garchar	7,000	(23)	0	0		7,000	(23)	0		0	*
John Gayden	20,000	(23)	0	0		20,000	(23)	0		0	*
Anthony Gioppo	10,000	(23)	0	0		10,000	(23)	0		0	*
Peter Goldmann	1,500,000	(23)	0	0		1,500,000	(23)	0		0	*
Steve Hanlen	5,000	(23)	0	0		5,000	(23)	0		0	*
Robert Houska	25,001	(23)	0	0		25,001	(23)	0		0	*
William & Christine Joyce	10,000	(23)	0	0		10,000	(23)	0		0	*
Mark F. Krcil	4,800	(23)	0	0		4,800	(23)	0		0	*
Michael G. Krcil	7,000	(23)	0	0		7,000	(23)	0		0	*
Karl and Anne Krehbiel	7,500	(23)	0	0		7,500	(23)	0		0	*
Keith Kreutzer	10,000	(23)	0	0		10,000	(23)	0		0	*
Ronald & Elizabeth Krochak, his wife TEN ENT	107,500	(23)	0	0		107,500	(23)	0		0	*
Barry Kroos	20,000	(23)	0	0		20,000	(23)	0		0	*
Daniel Krueger	14,000	(23)	0	0		14,000	(23)	0		0	*
Michael Lazazzera	8,250	(23)	0	0		8,250	(23)	0		0	*
Michelle Leguizamon	3,750	(23)	0	0		3,750	(23)	0		0	*
Richard Mahfood	4,500	(23)	0	0		4,500	(23)	0		0	*
Raymond A. & Sharon A. McLeod	250,000	(23)	0	0		250,000	(23)	0		0	*
Lee Meyers	1,000	(23)	0	0		1,000	(23)	0		0	*
Blaise Miller	20,000	(23)	0	0		20,000	(23)	0		0	*
Jeffrey and Bonnie Nicklas	100,001	(23)	0	0		100,001	(23)	0		0	*
Michael and Collette Paladino	4,500	(23)	0	0		4,500	(23)	0		0	*
David Piercefield	350,000	(23)	0	0		350,000	(23)	0		0	*
Babak Rejaie	4,500	(23)	0	0		4,500	(23)	0		0	*
Veronica Geraci Ridge	3,037	(23)	0	0		3,037	(23)	0		0	*
Anthony Spasaro	100,000	(23)	0	0		100,000	(23)	0		0	*
Gilbert & Mary Agnes Starr	55,001	(23)	0	0		55,001	(23)	0		0	*
Joe and Joelyn Stefanec	6,750	(23)	0	0		6,750	(23)	0		0	*
Joe and Julie Stefanec Jr.	12,825	(23)	0	0		12,825	(23)	0		0	*
Nick Stefanec	7,250	(23)	0	0		7,250	(23)	0		0	*
Tamra Swindoll	3,000	(23)	0	0		3,000	(23)	0		0	*
Alfred W. Todd III	3,037	(23)	0	0		3,037	(23)	0		0	*
Daniel S. Turner, Jr.	7,250	(23)	0	0		7,250	(23)	0		0	*
David Valbuena	4,500	(23)	0	0		4,500	(23)	0		0	*
Don and Lisa Weldon	3,150	(23)	0	0		3,150	(23)	0		0	*
Jason Wotsch	7,501	(23)	0	0		7,501	(23)	0		0	*
Joshua Wotsch	42,962	(23)	0	0		42,962	(23)	0		0	*
Robert and Beverly Wotsch	6,075	(23)	0	0		6,075	(23)	0		0	*
Allison M. Nemergut	7,501	(23)	0	0		7,501	(23)	0		0	*
Ricke and Fadia Goode	14,000	(23)	0	0		14,000	(23)	0		0	*
Paul Cammarata	60,000	(23)	0	0		60,000	(23)	0		0	*
John Gregg Devlin	20,000	(23)	0	0		20,000	(23)	0		0	*
Timothy S. Kroecker	20,000	(23)	0	0		20,000	(23)	0		0	*
Doug McLean	200,000	(23)	0	0		200,000	(23)	0		0	*
Bascom Moore	215,000	(23)	0	0		215,000	(23)	0		0	*
Todd Donatelli	5,000	(23)	0	0		5,000	(23)	0		0	*
John Tironi	48,000	(23)	0	0		48,000	(23)	0		0	*
Susan K. Bizek	6,250	(23)	0	0		6,250	(23)	0		0	*
James Dean Hillyard	15,000	(23)	0	0		15,000	(23)	0		0	*
Herbert S. Millstein	20,000	(23)	0	0		20,000	(23)	0		0	*
David J. Wendolek	14,500	(23)	0	0		14,500	(23)	0		0	*
Katherine Gamble	2,500	(23)	0	0		2,500	(23)	0		0	*
Kyle Gamble	2,500	(23)	0	0		2,500	(23)	0		0	*
Mark Klang	15,000	(23)	0	0		15,000	(23)	0		0	*
Dave & Peggy Koch	3,250	(23)	0	0		3,250	(23)	0		0	*
Denise & Mike Looker	2,500	(23)	0	0		2,500	(23)	0		0	*
Alexander Glaros	100	(23)	0	0		100	(23)	0		0	*
Amir Azarvan	7,500	(23)	0	0		7,500	(23)	0		0	*
Strickland Schumacher	2,000	(23)	0	0		2,000	(23)	0		0	*
Nikola Micev	2,000	(23)	0	0		2,000	(23)	0		0	*
Gregory Bauer	7,500	(23)	0	0		7,500	(23)	0		0	*
Terry Carlson	10,000	(23)	0	0		10,000	(23)	0		0	*
Thomas Johnson	52,000	(23)	0	0		52,000	(23)	0		0	*
Barbara Reif	2,250	(23)	0	0		2,250	(23)	0		0	*
Keith & Denice Stifter	150,000	(23)	0	0		150,000	(23)	0		0	*
Ben C. Storey	10,000	(23)	0	0		10,000	(23)	0		0	*
Tom Adams	10,000	(23)	0	0		10,000	(23)	0		0	*
Judy Sgambati	7,500	(23)	0	0		7,500	(23)	0		0	*
Roghy Azarvan	22,500	(23)	0	0		22,500	(23)	0		0	*
Stephan V. & Bernadette E. Kroecker TEN ENT	1,500,000	(23)	0	0		1,500,000	(23)	0		0	*
Patrick & Teresa Tolan	10,000	(23)	0	0		10,000	(23)	0		0	*
Sheila Ewell	10,000	(23)	0	0		10,000	(23)	0		0	*
Don and Helen Terry	5,000	(23)	0	0		5,000	(23)	0		0	*
Gerald Shamla	26,250	(23)	0	0		26,250	(23)	0		0	*
Tom Victorian	5,000	(23)	0	0		5,000	(23)	0		0	*
Jere Latimer	5,000	(23)	0	0		5,000	(23)	0		0	*
Bruce Shamla	5,000	(23)	0	0		5,000	(23)	0		0	*
Julie Grugen	250	(23)	0	0		250	(23)	0		0	*
Carolee Carlson	250	(23)	0	0		250	(23)	0		0	*
Russ McLatchey	2,000	(23)	0	0		2,000	(23)	0		0	*
Barry & Denise Meneghelli	2,000	(23)	0	0		2,000	(23)	0		0	*
Thomas White	500	(23)	0	0		500	(23)	0		0	*
Kyle Walters	500	(23)	0	0		500	(23)	0		0	*
Richard Wellbrock	500	(23)	0	0		500	(23)	0		0	*
Katrina Krochak Ouellette	5,000	(23)	0	0		5,000	(23)	0		0	*
Maurice T. Gibson	10,000	(23)	0	0		10,000	(23)	0		0	*
Hyman Budoff	10,000	(23)	0	0		10,000	(23)	0		0	*
Jason Odom	2,000	(23)	0	0		2,000	(23)	0		0	*
Horace Williams	200,000	(23)	0	0		200,000	(23)	0		0	*
Kevin Schneider	3,000	(23)	0	0		3,000	(23)	0		0	*
Paul M. Mauriello	30,000	(23)	0	0		30,000	(23)	0		0	*
Stanley W. Harris	38,461	(23)	0	0		38,461	(23)	0		0	*
Harley Magden	10,000	(23)	0	0		10,000	(23)	0		0	*
Edward J. Pillar	10,000	(23)	0	0		10,000	(23)	0		0	*
Armand Spano	55,000	(23)	0	0		55,000	(23)	0		0	*
Leslie Pitts	10,000	(23)	0	0		10,000	(23)	0		0	*
Danielle Parker	5,000	(23)	0	0		5,000	(23)	0		0	*
Nicole Krochak	5,000	(23)	0	0		5,000	(23)	0		0	*
Margaret A. Schumacher	15,000	(23)	0	0		15,000	(23)	0		0	*
Zachary M. Fejes	6,501	(23)	0	0		6,501	(23)	0		0	*
Mitchell R. Horvat	19,500	(23)	0	0		19,500	(23)	0		0	*
Steven M. & Jennifer Schumacher	5,000	(23)	0	0		5,000	(23)	0		0	*
James D. Solmen	10,000	(23)	0	0		10,000	(23)	0		0	*
Frank Petrakos	15,000	(23)	0	0		15,000	(23)	0		0	*
Sophie Brodeur	10,000	(23)	0	0		10,000	(23)	0		0	*
Ronald Kaleel	30,000	(23)	0	0		30,000	(23)	0		0	*
John J. Pappa	10,000	(23)	0	0		10,000	(23)	0		0	*
John J. Pappa II	10,000	(23)	0	0		10,000	(23)	0		0	*
Frances Pappa	10,000	(23)	0	0		10,000	(23)	0		0	*
Mary Fitzsimmons	10,000	(23)	0	0		10,000	(23)	0		0	*
Keith Stifter, custodian for Kyle Stifter, minor	1,500	(23)	0	0		1,500	(23)	0		0	*
Dale A. Thailing	3,000	(23)	0	0		3,000	(23)	0		0	*
Michael T. Hames	4,000	(23)	0	0		4,000	(23)	0		0	*
Mary M. Paine	2,000	(23)	0	0		2,000	(23)	0		0	*
Mimi Santon & Marc Meyer	6,000	(23)	0	0		6,000	(23)	0		0	*
Santon Family Partnership	25,000	(23)	0	0		25,000	(23)	0		0	*
Daniel J. & Rita Santon	26,250	(23)	0	0		26,250	(23)	0		0	*
Russell G. Lauer Jr.	20,000	(23)	0	0		20,000	(23)	0		0	*
Thomas S. & Teresa J. Crawford	10,000	(23)	0	0		10,000	(23)	0		0	*
Steve Einsiedel	1,250	(23)	0	0		1,250	(23)	0		0	*
Lonnie D. Wellman	2,500	(23)	0	0		2,500	(23)	0		0	*
Tom Paranzino	2,500	(23)	0	0		2,500	(23)	0		0	*
David B. Milne	2,500	(23)	0	0		2,500	(23)	0		0	*
Joseph & Anna Marie Sylvester	20,000	(23)	0	0		20,000	(23)	0		0	*
Frank & Andrea J. DeLuca	2,500	(23)	0	0		2,500	(23)	0		0	*
Joni L. & Frank DeLuca III	2,500	(23)	0	0		2,500	(23)	0		0	*
Shawn Hillman	1,000	(23)	0	0		1,000	(23)	0		0	*
Elizabeth Russell	750	(23)	0	0		750	(23)	0		0	*
Patricia E. Butto (Pepe)	750	(23)	0	0		750	(23)	0		0	*
Barbara Seton	2,000	(23)	0	0		2,000	(23)	0		0	*
Denette Madsen	25,000	(23)	0	0		25,000	(23)	0		0	*
John J. Pappa II (Custodian for Ryan Fitzsimmons)	10,000	(23)	0	0		10,000	(23)	0		0	*
Michael W. Burley	10,000	(23)	0	0		10,000	(23)	0		0	*
Eric R. Michalski	10,000	(23)	0	0		10,000	(23)	0		0	*
Thomas R. & Andrea A. Beil	5,000	(23)	0	0		5,000	(23)	0		0	*
Toni & John Harnar	5,000	(23)	0	0		5,000	(23)	0		0	*
Tracy & Anthony Raschilla	5,000	(23)	0	0		5,000	(23)	0		0	*
Derrick & Frank Massuri	10,000	(23)	0	0		10,000	(23)	0		0	*
Gary F. & Josephine Foster	5,000	(23)	0	0		5,000	(23)	0		0	*
Douglas R. Foster	5,000	(23)	0	0		5,000	(23)	0		0	*
Greg W. Foster	1,000	(23)	0	0		1,000	(23)	0		0	*
Felix S. & Christine E. Savon	17,500	(23)	0	0		17,500	(23)	0		0	*
Mario & Gina Sferra	10,000	(23)	0	0		10,000	(23)	0		0	*
George B. & Marianne Wieda	3,000	(23)	0	0		3,000	(23)	0		0	*
Loretta G. Smith	3,000	(23)	0	0		3,000	(23)	0		0	*
Jacob Merrill	750	(23)	0	0		750	(23)	0		0	*
Carissa Merrill	750	(23)	0	0		750	(23)	0		0	*
Carmen Merrill, custodian for Andrea Merrill, minor	750	(23)	0	0		750	(23)	0		0	*
Carmen Merrill, custodian for William Wyatt Merrill, minor	750	(23)	0	0		750	(23)	0		0	*
Scott T. & Kristen L. Armstrong	3,000	(23)	0	0		3,000	(23)	0		0	*
Craig L. & Pamela DiRienzo	10,000	(23)	0	0		10,000	(23)	0		0	*
Tracy Swanson	1,125	(23)	0	0		1,125	(23)	0		0	*
Pasquale Barba	25,000	(23)	0	0		25,000	(23)	0		0	*
Eduard & Diana Darona	100,000	(23)	0	0		100,000	(23)	0		0	*
David D. & Kimberly Schneider	33,500	(23)	0	0		33,500	(23)	0		0	*
Terry Swanson	13,100	(23)	0	0		13,100	(23)	0		0	*
Tom & Joann Bebo	15,000	(23)	0	0		15,000	(23)	0		0	*
Maria Elena Cormack	15,000	(23)	0	0		15,000	(23)	0		0	*
Sue & Stephen Pierson	22,500	(23)	0	0		22,500	(23)	0		0	*
Faye F. & Dallas J. Schneider	11,500	(23)	0	0		11,500	(23)	0		0	*
Bert & Luci Tellers	4,000	(23)	0	0		4,000	(23)	0		0	*
Charlotte E. Holmquist & Robert J. Waytashek	5,000	(23)	0	0		5,000	(23)	0		0	*
Patsy M. & Marc A. Waytashek	6,600	(23)	0	0		6,600	(23)	0		0	*
Tracy A. & Jonathon J. Molitor	8,600	(23)	0	0		8,600	(23)	0		0	*
Justin L. Waytashek	1,500	(23)	0	0		1,500	(23)	0		0	*
Michael E. Cain	20,000	(23)	0	0		20,000	(23)	0		0	*
Alan H. Kadish	20,000	(23)	0	0		20,000	(23)	0		0	*
Alfred E. Buxton	20,000	(23)	0	0		20,000	(23)	0		0	*
Barry Jon Kroells	9,000	(23)	0	0		9,000	(23)	0		0	*
Michael and Wanda Posusta	14,000	(23)	0	0		14,000	(23)	0		0	*
Stephen P. & Joann Billington	5,000	(23)	0	0		5,000	(23)	0		0	*
Carmen Merrill	7,500	(23)	0	0		7,500	(23)	0		0	*
Petra Goldmann	500,000	(23)	0	0		500,000	(23)	0		0	*
Brian W. Johnson	50,000	(23)	0	0		50,000	(23)	0		0	*
Kathleen A. Fishman	200,000	(23)	0	0		200,000	(23)	0		0	*
Angel R. Shamblin	10,000	(23)	0	0		10,000	(23)	0		0	*
Joyce P. Oloresisimo	22,000	(23)	0	0		22,000	(23)	0		0	*
Joel Hilgers	4,000	(23)	0	0		4,000	(23)	0		0	*
Brent Stifter	500	(23)	0	0		500	(23)	0		0	*
Donna Sproat	500,000	(23)	0	0		500,000	(23)	0		0	*
Richard & LeAnn Kroells	3,500	(23)	0	0		3,500	(23)	0		0	*
Duane & Diana Kroells	10,000	(23)	0	0		10,000	(23)	0		0	*
Robert & JoAnn Kroells	4,000	(23)	0	0		4,000	(23)	0		0	*
Naomi Kuehl	1,250	(23)	0	0		1,250	(23)	0		0	*
Wyatt & Sarah Kuehl	1,250	(23)	0	0		1,250	(23)	0		0	*
Jesse & Julie A. Kuehl	1,250	(23)	0	0		1,250	(23)	0		0	*
James & Tracy Brockhoff	1,250	(23)	0	0		1,250	(23)	0		0	*
Kenneth Hine	7,500	(23)	0	0		7,500	(23)	0		0	*
Paul H. & Nancy Holcomb	5,000	(23)	0	0		5,000	(23)	0		0	*
Gerard F. Ryan	5,000	(23)	0	0		5,000	(23)	0		0	*
Ronald E. & Shannon J. Breininger	15,000	(23)	0	0		15,000	(23)	0		0	*
Phyllis Schiavone	5,000	(23)	0	0		5,000	(23)	0		0	*
Kimberly Ward	5,000	(23)	0	0		5,000	(23)	0		0	*
Theresa Hart	2,000	(23)	0	0		2,000	(23)	0		0	*
James Dutton	2,000	(23)	0	0		2,000	(23)	0		0	*
Gregory Gonzalez Jr.	7,000	(23)	0	0		7,000	(23)	0		0	*
John D. Coast	7,500	(23)	0	0		7,500	(23)	0		0	*
Christopher F. & Wendy Rossvanes	5,000	(23)	0	0		5,000	(23)	0		0	*
Lorian A. Haas	10,000	(23)	0	0		10,000	(23)	0		0	*
Byron W. Wright Jr. custodian for Byron W. Wright, III minor	2,500	(23)	0	0		2,500	(23)	0		0	*
Byron W. Wright Jr. custodian for Travis G. Wright minor	2,500	(23)	0	0		2,500	(23)	0		0	*
Niklas Gerborg	5,000	(23)	0	0		5,000	(23)	0		0	*
Richard L. & Kimberly M. Hoen	10,000	(23)	0	0		10,000	(23)	0		0	*
Jason P. & Emily Troska	8,500	(23)	0	0		8,500	(23)	0		0	*
Chad A. & Margaret M. Fronk	4,500	(23)	0	0		4,500	(23)	0		0	*
Allan & Mary Boeckermann	7,000	(23)	0	0		7,000	(23)	0		0	*
Thomas E. & Loretta Tipton	400	(23)	0	0		400	(23)	0		0	*
Timothy D. Tipton	2,000	(23)	0	0		2,000	(23)	0		0	*
William A. & Orville C. Bieber	2,000	(23)	0	0		2,000	(23)	0		0	*
Mathew J. & Peggy Hanlon	10,000	(23)	0	0		10,000	(23)	0		0	*
Bryan L. Como	2,000	(23)	0	0		2,000	(23)	0		0	*
Amy M. Colaprete	15,500	(23)	0	0		15,500	(23)	0		0	*
James A. & Martha E. Wendolek	10,000	(23)	0	0		10,000	(23)	0		0	*
John Goode	6,500	(23)	0	0		6,500	(23)	0		0	*
ALMAX Manufacturing Compnay	6,000	(23)	0	0		6,000	(23)	0		0	*
Jon Stemples(4)	60,000	(23)	0	0		60,000	(23)	0		0	*
Joseph Peyton & Susan Lea	30,000	(23)	0	0		30,000	(23)	0		0	*
Greg Witt	4,000	(23)	0	0		4,000	(23)	0		0	*
Mark Stacken	2,000	(23)	0	0		2,000	(23)	0		0	*
Doran Brahee	1,500	(23)	0	0		1,500	(23)	0		0	*
Brenna Riesgraf	1,000	(23)	0	0		1,000	(23)	0		0	*
Tony Swanson	300	(23)	0	0		300	(23)	0		0	*
Tyler Swanson	300	(23)	0	0		300	(23)	0		0	*
Tim Swanson	300	(23)	0	0		300	(23)	0		0	*
Robert Hutchins	12,000	(23)	0	0		12,000	(23)	0		0	*
Thomas Sproat	50,000	(23)	0	0		50,000	(23)	0		0	*
Janice M. Paxson	20,000	(23)	0	0		20,000	(23)	0		0	*
Terrence Kaleel	20,000	(23)	0	0		20,000	(23)	0		0	*
Thomas Kaleel	20,000	(23)	0	0		20,000	(23)	0		0	*
Robert & Marilyn Pipp	2,000	(23)	0	0		2,000	(23)	0		0	*
Joan Palumbo	2,100	(23)	0	0		2,100	(23)	0		0	*
Jason Palumbo	2,000	(23)	0	0		2,000	(23)	0		0	*
Alice Minor	1,000	(23)	0	0		1,000	(23)	0		0	*
Paul Sittler	2,000	(23)	0	0		2,000	(23)	0		0	*
Jeff Neeb	1,000	(23)	0	0		1,000	(23)	0		0	*
Amber Pipp	1,100	(23)	0	0		1,100	(23)	0		0	*
Brad Banach	900	(23)	0	0		900	(23)	0		0	*
Nate Wing	4,000	(23)	0	0		4,000	(23)	0		0	*
Andrew Dunning	10,000	(23)	0	0		10,000	(23)	0		0	*
Luc Mercier	710	(23)	0	0		710	(23)	0		0	*
Mike Popowich	2,132	(23)	0	0		2,132	(23)	0		0	*
Derrick Shelton	2,000	(23)	0	0		2,000	(23)	0		0	*
Roger J. Trebbensee	2,000	(23)	0	0		2,000	(23)	0		0	*
Christopher J. & Kristen K. Hansch	2,000	(23)	0	0		2,000	(23)	0		0	*
Mike Thomas	1,500	(23)	0	0		1,500	(23)	0		0	*
Tom Zak	5,500	(23)	0	0		5,500	(23)	0		0	*
Russell J. & Kim W. Cline	10,000	(23)	0	0		10,000	(23)	0		0	*
Sherlyn Neuhaus	10,000	(23)	0	0		10,000	(23)	0		0	*
Gary T. Kinsella	5,000	(23)	0	0		5,000	(23)	0		0	*
Paul & Nancy E. Vohar	10,000	(23)	0	0		10,000	(23)	0		0	*
Ronald E. & Leslie A. Trask	5,000	(23)	0	0		5,000	(23)	0		0	*
David J. Bates	15,000	(23)	0	0		15,000	(23)	0		0	*
George Mackay	5,000	(23)	0	0		5,000	(23)	0		0	*
Amanda Stifter	1,000	(23)	0	0		1,000	(23)	0		0	*
Kyle Stifter	1,000	(23)	0	0		1,000	(23)	0		0	*
Byron E. & Donna L. Kohls	2,000	(23)	0	0		2,000	(23)	0		0	*
Beverly J. Briggs	5,000	(23)	0	0		5,000	(23)	0		0	*
Tanya Vannice	15,000	(23)	0	0		15,000	(23)	0		0	*
Brian F. & Rashelle L. Tolan	15,000	(23)	0	0		15,000	(23)	0		0	*
Dr. Gary Kraker	10,000	(23)	0	0		10,000	(23)	0		0	*
Dr. James Nichols	10,000	(23)	0	0		10,000	(23)	0		0	*
Randy Spencer	60,000	(23)	0	0		60,000	(23)	0		0	*

*	Less than 1%

(1)	The number of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the Selling Stockholder has sole or shared voting power or investment power and also any shares as to which the Selling Stockholder has the right to acquire within sixty (60) days.
(2)	The number of shares beneficially owned by each selling shareholder is based on historical information and reflects the number of securities purchased by the selling shareholder and does not take into account (i) subseqent acquisitions or dispositions of shares of the Company’s common stock; (ii) conversions of Series A Convertible Preferred Stock into shares of the Company’s common stock; or (iii) the exercise of common stock purchase warrants. The percentage of beneficial ownership reported in the table is based upon 30,242,258 shares of our common stock which were outstanding on November 25, 2005. At October 5, 2006, the actual number of shares of our common stock outstanding was 34,102,260.
(3)	Assumes all shares registered on this prospectus are sold.
(4)	The number of shares identified in this column (c) as owned by the Selling Stockholder consists solely of shares of Common Stock issuable upon the exercise of Class B Common Stock Purchase Warrants.
(5)	The number of shares of Common Stock identified in this column (e) as securities being offered by the Selling Stockholder consists of the number of shares of Common Stock identified in column (b) as issuable upon conversion of Series A Preferred Stock, and the number of shares of Common Stock identified in column (c) as issuable upon the exercise of Class B Common Stock Purchase Warrant.
(6)	The number of shares identified in this column (c) as owned by the Selling Stockholder consists of the number of shares of Common Stock issuable upon the exercise of Class A Common Stock Purchase Warrants and Class B Common Stock Purchase Warrants.
(7)	The number of shares of Common Stock identified in this column (e) as securities being offered by the Selling Stockholder consists of the number of shares of Common Stock identified in column (b) as issuable upon conversion of Series A Preferred Stock, and the number of shares of Common Stock identified in column (c) as issuable upon the exercise of Class A Common Stock Purchase Warrants and Class B Common Stock Purchase Warrants.
(8)	The number of shares identified in column (c) as owned by FAMALOM, LLC and the number of shares identified in column (e) as being offered by FAMALOM, LLC consists of the number of shares of Common Stock issuable upon the exercise of purchase warrants for the purchase of 42,750 common shares, at an exercise price of sixty cents ($.60) per share.
(9)	The number of shares identified in column (c) as owned by Daedalus Consulting, Inc. and the number of shares identified in column (e) as being offered by Daedalus Consulting, Inc. consists of the number of shares of Common Stock issuable upon the exercise of purchase warrants for the purchase of 25,000 common shares, at an exercise price of sixty cents ($.60) per share.
(10)	The number of shares identified in column (c) as owned by Richard Kreger and the number of shares identified in column (e) as being offered by Richard Kreger consists of the number of shares of Common Stock issuable upon the exercise of purchase warrants for the purchase of 9,000 common shares, at an exercise price of sixty cents ($.60) per share.

(11)	The number of shares identified in column (c) as owned by Midtown Partners & Co., LLC and the number of shares identified in column (e) as being offered by Midtown Partners & Co., LLC consists of the number of shares of Common Stock issuable upon the exercise of purchase warrants for the purchase of 10,000 common shares, at an exercise price of sixty cents ($.60) per share, and the exercise of purchase warrants for the purchase of 10,000 common shares, at an exercise price of eighty cents ($.80) per share.
(12)	The number of shares identified in column (c) as owned by Robert Christian and the number of shares identified in column (e) as being offered by Robert Christian consists of the number of shares of Common Stock issuable upon the exercise of purchase warrants for the purchase of 10,000 common shares, at an exercise price of sixty cents ($.60) per share, and the exercise of purchase warrants for the purchase of 10,000 common shares, at an exercise price of eighty cents ($.80) per share.
(13)	The number of shares identified in column (c) as owned by Ray Martinez and the number of shares identified in column (e) as being offered by Ray Martinez consists of the number of shares of Common Stock issuable upon the exercise of purchase warrants for the purchase of 71,250 common shares, at an exercise price of sixty cents ($.60) per share, and the exercise of purchase warrants for the purchase of 71,250 common shares, at an exercise price of eighty cents ($.80) per share.
(14)	Telzuit Technologies, LLC owns 1,638,927 shares of the Company’s common stock. Pursuant to the registration statement, Telzuit Technologies, LLC has distributed 24,853,749 shares of the Company’s common stock to its members in accordance with the Prospectus. The common stock owned directly by Telzuit Technologies, LLC equals approximately 5.4% of the issued and outstanding voting capital stock of the Company, based on 30,242,258 shares of the Company’s common stock which were outstanding on November 25, 2005. Don Sproat (Chief Executive Officer and a director) beneficially owns approximately 6.4% of the issued and outstanding voting membership interests of Telzuit Technologies, LLC; Michael J. Vosch (Senior Vice President of Product Development and a director) beneficially owns approximately 23.3% of the issued and outstanding voting membership interests of Telzuit Technologies, LLC, and James P. Tolan (Senior Vice President of Business Development, Corporate Secretary and a director) beneficially owns approximately 5% of the issued and outstanding voting membership interests of Telzuit Technologies, LLC.
(15)	Amount includes 1,334,500 shares distributed by Telzuit Technologies, LLC to Tolans based on member ownership interest in Telzuit Technologies, LLC.
(16)	Amount includes 1,700,000 shares distributed by Telzuit Technologies, LLC to Sproat based on member ownership interest in Telzuit Technologies, LLC.
(17)	Amount includes 6,172,000 shares distributed by Telzuit Technologies, LLC to Vosch based on member ownership interest in Telzuit Technologies, LLC.
(18)	Amount includes 2,550,000 shares distributed by Telzuit Technologies, LLC to the Feagans based on member ownership interest in Telzuit Technologies, LLC.
(19)	MidSouth Capital, Inc. received an aggregate of 187,500 shares of common stock as compensation for services rendered under two separate consulting agreements. The Company has agreed to register these shares.
(20)	Audiostocks.com, Inc. received an aggregate of 150,000 shares of common stock as compensation for services rendered under a consulting agreement. The Company has agreed to register these shares.
(21)	Shares issued as a dividend on Series A Preferred Stock for dividends accrued through August 19, 2006. This amount represents the total dividend accrued through August 19, 2006 and assumes that the selling security holder did not convert any of his, or or its shares of Series A Convertible Preferred Stock prior to August 19, 2006.

(22)	Includes (i) shares issued as a dividend on Series A Preferred Stock for dividends accrued through August 19, 2006; and (ii) shares distributed by Telzuit Technologies, LLC based on shareholder’s ownership interest in Telzuit Technologies, LLC. Shares issued as a dividend on the Series A Preferred Stock represent the total dividend accrued through August 19, 2006 and assumes that the selling security holder did not convert any of his, her or its shares of Series A Convertible Preferred Stock prior to August 19, 2006.
(23)	Shares distributed by Telzuit Technologies, LLC based on shareholder’s ownership interest in Telzuit Technologies, LLC.